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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2004



                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


           ILLINOIS                     0-17363                  36-3442829
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                              6431 West Oakton St.
                             Morton Grove, IL 60053
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               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (847) 967-1010



                                       N/A
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          (Former name or former address, if changed since last report)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                               LIFEWAY FOODS, INC.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 29, 2004, Lifeway Foods, Inc. ("Lifeway") and Danone Foods, Inc. ("Danone") entered into a Second Extension of Stockholders' Agreement dated as of October 29, 2004 (the "Second Extension"). The Second Extension is a further amendment of that certain Stockholders' Agreement dated as of October 1, 1999 between Lifeway, Danone, Michael Smolyansky, Ludmila Smolyansky, Julie Smolyansky and Edward Smolyansky, as amended on December 24, 1999 (the "Stockholders' Agreement") and as previously extended by that certain Extension to Stockholders' Agreement dated as of September 28, 2004 (the "First Extension"). The Stockholders' Agreement was previously disclosed as Exhibit No.
10.11 to the Current Report on Form 8-K filed by Lifeway on October 12, 1999 and the First Extension was previously disclosed as Exhibit 10.1 to the Current Report on Form 8-K filed by Lifeway on October 18, 2004.

Under the Stockholders' Agreement, Danone has the right to nominate one Lifeway director, anti-dilutive rights relating to future offerings of securities by Lifeway and limited registration rights. The Stockholders' Agreement also provides that neither Lifeway nor Danone would compete with each other for a period of five years with respect to certain dairy products (the "Noncompetition Provision") and that Danone may not own more than 20% of the outstanding common stock of Lifeway as a result of direct or indirect acquisition of shares for a period of five years (the "Standstill Provision"). Danone's interest as of the date hereof is approximately 20.4% due to reductions in Lifeway's shares outstanding, primarily due to share repurchases.

Under the First Extension, the terms of the Noncompetition and Standstill Provisions of the Stockholders' Agreement were due to expire on October 29, 2004. The Second Extension amends the Stockholders' Agreement to extend the terms of the Noncompetition Provision and of the Standstill Provision through December 31, 2004. During the term of the Second Extension, Lifeway and Danone intend to discuss the possibility of a further extension to these provisions as well as potential other amendments to the Stockholders' Agreement.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits. The following exhibits are filed with this report:

                Exhibit 10.1 Second Extension of Stockholders' Agreement dated as of October 29, 2004 between Lifeway Foods, Inc. and Danone Foods, Inc.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 4, 2004

                                     LIFEWAY FOODS, INC.


                                     By: /s/ Julie Smolyansky
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                                     Julie Smolyansky
                                     Chief Executive Officer, Chief Financial
                                     and Accounting Officer, President,
                                     Treasurer and Director